SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): November 10, 1997
                        Commission File Number: 0-25386


                               FX ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            87-0504461
     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



           3006 HIGHLAND DRIVE
                SUITE 206
           SALT LAKE CITY, UTAH                       84106
     (Address of Principal Executive Offices)       (Zip Code)


              Registrant's Telephone Number, including Area Code:
                               (801) 486-5555



                                    N/A
     (Former name, former address, and formal fiscal year, if changed since last report)

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                             ITEM 5.  OTHER EVENTS
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FX Energy, Inc. ("FX Energy" or the "Company") announced on November 10, 1997, that following a preliminary review of historical data on the Company's recently acquired 2 million acre concession in northern Poland, FX Energy applied for and received exploration rights to two additional blocks covering 500,000 acres. With the addition of these two blocks, the Company now has a total of 2.5 million acres in this concession area and a total of over 11 million acres in Poland.

FX Energy intends to acquire additional data and seek an industry partner to participate in the exploration of this concession.

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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 10, 1997              FX ENERGY, INC.



                                      By /s/ Scott J. Duncan, Vice President